[COMPASS GRAPHIC OMITTED]

STI CLASSIC FUNDS
CAPITAL APPRECIATION FUND
T SHARES

PROSPECTUS



    NOVEMBER 1, 2003

    CAPITAL APPRECIATION FUND








    INVESTMENT ADVISER
    TO THE FUND:

    TRUSCO CAPITAL MANAGEMENT, INC.
    (the "Adviser")



    [STI Classic Funds Logo Omitted]

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

ABOUT THIS PROSPECTUS



The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the T Shares of the Capital Appreciation Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

  2   CAPITAL APPRECIATION FUND

  2   FUND SUMMARY

  2   INVESTMENT STRATEGY

  2   WHAT ARE THE PRINCIPAL RISKS OF INVESTING
      IN THIS FUND?

  2   PERFORMANCE INFORMATION

  3   FUND FEES AND EXPENSES

  4   MORE INFORMATION ABOUT RISK

  4   MORE INFORMATION ABOUT FUND INVESTMENTS

  4   INVESTMENT ADVISER

  4   PORTFOLIO MANAGER

  5   PURCHASING AND SELLING FUND SHARES

  7   DIVIDENDS AND DISTRIBUTIONS

  7   TAXES

  8   FINANCIAL HIGHLIGHTS

 BACK HOW TO OBTAIN MORE INFORMATION ABOUT
COVER  THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY
[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY
[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE PRINCIPAL RISKS OF INVESTING? [BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES
[MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS [MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER
[HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING FUND SHARES


--------------------------------------------------------------------------------
NOVEMBER 1, 2003

                                                                   PROSPECTUS 1
--------------------------------------------------------------------------------
                                                            CUSIP/TICKER SYMBOL
--------------------------------------------------------------------------------


FUND NAME                                   CLASS               INCEPTION                TICKER                 CUSIP
--------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                   T Shares              7/1/92                 STCAX                  784766867
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                        RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS
--------------------------------------------------------------------------------

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2 PROSPECTUS
--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. common stocks
------------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify companies with above average growth potential
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want the value of their investment to grow, but do not need to receive income on their investment
------------------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various equity market sectors. The Adviser's strategy focuses primarily on large-cap stocks but will also utilize mid-cap stocks. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S T SHARES FROM YEAR TO YEAR.*

                             [GRAPHIC OMITTED]
                       PLOT POINTS ARE AS FOLLOWS:

                            1993       9.89
                            1994      -7.41
                            1995      31.15
                            1996      20.31
                            1997      31.13
                            1998      28.06
                            1999       9.71
                            2000       1.62
                            2001      -6.49
                            2002     -21.98

                       BEST QUARTER              WORST QUARTER
                          22.93%                    -14.98%
                       (12/31/98)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/03 TO 6/30/03 WAS 6.63%.

                                                                   PROSPECTUS 3
--------------------------------------------------------------------------------
                                                      CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002, TO THOSE OF THE S&P 500[R] INDEX.

T SHARES                    1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Capital Appreciation
  Fund                     -21.98%       0.82%        8.17%
--------------------------------------------------------------------------------
S&P 500[R] Index           -22.10%      -0.58%        9.34%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500[R] Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.


[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                        T SHARES
Investment Advisory Fees                                                1.15%
Other Expenses                                                          0.09%
                                                                        ------
Total Annual Operating Expenses                                         1.24%*


* THE FUND'S NET TOTAL ANNUAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S NET TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

                  Capital Appreciation Fund -- T Shares 1.22%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
    $126           $393            $681          $1,500


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

4 PROSPECTUS
--------------------------------------------------------------------------------
MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

[LIFE PRESERVER GRAPHIC OMITTED] MORE INFORMATION
                                 ABOUT RISK

EQUITY RISK

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

[MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT
                           FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Adviser uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. Of course, the Fund cannot guarantee that it will achieve its investment goal.

[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER

Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the Fund. As of June 30, 2003, Trusco had $47.3 billion in assets under management. For the fiscal period ended May 31, 2003, the Adviser received advisory fees of 1.13% of the Fund's daily net assets.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of the Fund.

Information regarding the Adviser's, and thus the Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

PORTFOLIO MANAGER

Mr. Robert J. Rhodes, CFA, joined Trusco in 1973. Mr. Rhodes has served as Executive Vice President and head of the equity funds group at Trusco since February 2000, after serving as Director of Research at Trusco from 1980 to 2000. He has managed the Fund since June 2000. He has more than 30 years of investment experience.

                                                                   PROSPECTUS 5
--------------------------------------------------------------------------------
                                             PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------


[HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING
                            FUND SHARES

This section tells you how to purchase or sell (sometimes called "redeem") T Shares of the Fund. Investors purchasing or selling shares through a pension or 401(k) plan should also refer to their Plan documents.

HOW TO PURCHASE FUND SHARES

The Fund offers T Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase T Shares through accounts made with financial institutions. T Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your T Shares. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.


HOW THE FUND CALCULATES NAV

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that the market price or amortized cost valuation method is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund (e.g., 72 hours), which may change from time to time, your application will be rejected.

6 PROSPECTUS
--------------------------------------------------------------------------------
PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund (e.g., 96 hours), which may change from time to time. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

HOW TO SELL YOUR FUND SHARES

You may sell your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.


Holders of T Shares may sell shares by following the procedures established when they opened their account or accounts with the Fund or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request but it may take up to seven days.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Fund reserves the right to modify, suspend or terminate telephone transaction privileges at any time.

                                                                   PROSPECTUS 7
--------------------------------------------------------------------------------
                                             DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS OF FUND SHARES

From its own assets, the Adviser, the Distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the Distributor. In addition, the Adviser, the Distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Fund for these purposes.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income quarterly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If your 401(k) Plan owns Fund shares on the Fund's record date, the Plan is entitled to receive the distribution.

As Plan participants, you will receive dividends and distributions in the form of additional Fund shares if you own shares of the Fund on the date the dividend or distribution is allocated by the Plan. You will, therefore, not receive a dividend or distribution if you do not own shares of the Fund on the date the dividend or distribution is allocated.


TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan that qualifies for tax-exempt treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty in the case of premature withdrawals. You should consult your plan administrator, your plan's Summary Plan Description, and/or your tax advisory about the tax consequences of plan withdrawals.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

8 PROSPECTUS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended May 31, 2002 and 2003 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been

For the Years Ended May 31,
For a Share Outstanding Throughout the Periods

                                                         NET REALIZED                                    DISTRIBUTIONS
                         NET ASSET          NET              AND                            DIVIDENDS         FROM        TOTAL
                          VALUE,         INVESTMENT       UNREALIZED                        FROM NET        REALIZED    DIVIDENDS
                          BEGINNING        INCOME       GAINS (LOSSES)    TOTAL FROM       INVESTMENT        CAPITAL        AND
                         OF PERIOD         (LOSS)      ON INVESTMENTS      OPERATIONS        INCOME           GAINS    DISTRIBUTIONS
                         ---------        -------      --------------       ---------        --------    ------------- -------------
CAPITAL APPRECIATION FUND
  T Shares
   2003(1) ............   $12.24          $(0.03)          $(1.19)          $(1.22)          $   --          $   --       $   --
   2002 ...............    13.89              --            (1.53)           (1.53)              --           (0.12)       (0.12)
   2001 ...............    17.12           (0.05)           (0.38)           (0.43)              --           (2.80)       (2.80)
   2000 ...............    16.62            0.02             1.40             1.42               --           (0.92)       (0.92)
   1999 ...............    16.48            0.05             2.70             2.75            (0.06)          (2.55)       (2.61)

+ Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1) Per share data calculated using average shares outstanding method.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                                                   PROSPECTUS 9
--------------------------------------------------------------------------------
                                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
audited by predecessor independent
accounting firms, one of which has ceased operations. The Reports of Independent Accountants for each such period, along with the Fund's financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2003 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2003 Annual Report is incorporated by reference into the Statement of Additional Information.


                                                                                                         RATIO OF NET
                                                                                                          INVESTMENT
                                                                                            RATIO OF      INCOME (LOSS)
                                                                         RATIO OF NET     EXPENSES TO   TO AVERAGE NET
                                                        RATIO OF NET      INVESTMENT      AVERAGE NET      ASSETS
             NET ASSET                   NET ASSETS,     EXPENSES TO       INCOME      ASSETS (EXCLUDING (EXCLUDING        PORTFOLIO
            VALUE, END      TOTAL          END OF          AVERAGE        TO AVERAGE      WAIVERS AND    WAIVERS AND       TURNOVER
             OF PERIOD     RETURN +     PERIOD (000)      NET ASSETS      NET ASSETS    REIMBURSEMENTS) REIMBURSEMENTS)      RATE
             ---------      -------     ------------      ----------      ----------    --------------- ---------------    --------
CAPITAL APPRECIATION FUND
  T Shares
   2003(1)     $11.02         (9.97)%   $1,090,549          1.22%            (0.32)%          1.24%          (0.34)%           69%
   2002         12.24        (11.06)     1,204,445          1.22             (0.54)           1.24           (0.56)            75
   2001         13.89         (3.74)     1,177,933          1.21             (0.29)           1.24           (0.32)            75
   2000         17.12          8.98      1,296,927          1.17              0.10            1.26            0.01            129
   1999         16.62         17.83      1,966,842          1.17              0.29            1.26            0.20            147

--------------------------------------------------------------------------------
HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303



DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated October 1, 2003, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's manager about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Fund
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.



                                                                 STI-PS-027-0400